"./plab8k4q03_files/editdata.mso" /> PHOTRONICS, INC. - Form 8-K

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant To Section 13 OR 15(d) Of The Securities Exchange Act Of 1934

Date of report (Date of earliest event reported)      December 9, 2003

                       PHOTRONICS, INC.
 (Exact name of registrant as specified in its charter)

Connecticut	0-15451	06-0854886
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

15 Secor Road, Brookfield, CT	06804
(Address of Principal Executive Offices)	(Zip Code)

Registrant's Telephone Number, including area code      (203) 775-9000

(Former name or former address, if changed since last report)

Item 5.	Other Events

On December 9, 2003, the Company issued a press release reporting fiscal 2003 fourth quarter and full year sales and earnings results for the period ended November 2, 2003. A copy of the press release is attached to this 8-K.

Item 7.	Financial Statements and Exhibits
(c) Exhibits
99.1	Press Release dated December 9, 2003.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PHOTRONICS, INC.
(Registrant)

DATE December 9, 2003	BY /s/ Sean T. Smith _______
Sean T. Smith
Vice President and Chief Financial Officer

PHOTRONICS, INC.

EXHIBIT INDEX

Exhibit No.	Subject Matter
99.1	Press Release dated December 9, 2003.